Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Following an extensive process of evaluating strategic alternatives and identifying and reviewing potential candidates for a strategic acquisition or other transaction, on March 29, 2021, the Company entered into a Merger Agreement with Tempest. If the Merger is completed, the business of Tempest will continue as the business of the combined organization.
At the closing of the Merger, (a) each then outstanding share of Tempest common stock (including shares of Tempest common stock issued upon conversion of Tempest preferred stock and shares of Tempest common stock issued in the financing transaction described in the Merger Agreement) will be converted into the right to receive a number of shares of Millendo common stock (subject to the payment of cash in lieu of fractional shares and after giving effect to a reverse stock split of Millendo common stock) calculated in accordance with the Merger Agreement and (b) each then outstanding Tempest stock option and warrant to purchase Tempest common stock will be assumed by Millendo, subject to adjustment as set forth in the Merger Agreement.
The Merger Agreement contains certain termination rights of each of Millendo and Tempest, including, subject to compliance with the applicable terms of the Merger Agreement, the right of each party to terminate the Merger Agreement to enter into a definitive agreement for a superior proposal. Upon termination of the Merger Agreement under specified circumstances, Millendo may be required to pay Tempest a termination fee of $1.4 million or reimburse Tempest’s expenses up to a maximum of $1.0 million and Tempest may be required to pay Millendo a termination fee of $2.8 million or reimburse Millendo’s expenses up to a maximum of $1.0 million.